GRANT OF SECURITY INTEREST (TRADEMARKS)
Dated: June 2, 2015
The undersigned, THE ONE GROUP, LLC, a Delaware limited liability company (the "Grantor"), is obligated to BANKUNITED, N.A. (the "Secured Party") under (i) the Term Loan Agreement, dated as of December 17, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time), by and among the Grantor, One 29 Park Management, LLC, STK-LAS Vegas, LLC, STK Atlanta, LLC, CA Aldwych Limited, HIP Hospitality Limited, STK Chicago LLC, STK Denver, LLC, STK-LA, LLC, STK Miami, LLC, STK Miami Service, LLC, STK Midtown Holdings, LLC, STK Midtown, LLC, STK Orlando LLC, T.O.G. (Aldwych) Limited, T.O.G. (UK) Limited, TOG Biscayne, LLC, WSATOG (Miami) LLC and STK Westwood, LLC, (collectively with the Pledgor, the "Borrowers"), and the Secured Party, and (ii) the Second Term Loan Agreement, dated as of June 2, 2015 (as it may be amended, restated, supplemented or otherwise modified from time to time), by and among the Borrowers and the Secured Party, and pursuant to which certain of the Borrowers have entered into a certain Fifth Amended and Restated Security Agreement, dated as of June 2, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by and among such Borrowers and the Secured Party.
Pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in and to all of the present and future right, title and interest of the Grantor in and to the trademarks listed on Schedule 1, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Security Agreement).
For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.
The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.
The Secured Party's address is: 623 Fifth Avenue, New York, New York 10022.
[Signature Page to Follow]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest (Trademarks) to be duly executed by its duly authorized officer as of the date first set forth above.
THE ONE GROUP, LLC
By: /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Grant of Security Interest (Trademarks)

STATE OF NEW YORK    )
) ss.:
COUNTY OF NEW YORK    )
On the 2nd day of June in the year 2015 before me, the undersigned, personally appeared Samuel Goldfinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
/s/ Sonia Low____________________
Notary Public
My Commission Expires:
September 22, 2018____________

Schedule 1
to
Grant of Security Interest (Trademarks)
by The ONE Group, LLC
Dated June 2, 2015